Exhibit 23.1

February 19, 2014

To Whom It May Concern:

We hereby consent to the use of our firm’s name in the (1-K/10-Q), filed or to be filed by Gladstone Land Corporation with the U.S. Securities and Exchange Commission. Additionally, we consent to the summary of, and reference to, our appraisal report on the property at 252 San Andreas Rd., Watsonville, CA, dated August 7, 2012 in such filing. We consent to the reference to any updated appraisal information we provide on this property. We further consent to the filing of this letter as an exhibit to the filing.

Sincerely,

Brian A. Nicholson, SRA
Certified General AG006742
Expiration date: January 25, 2015

9020 Soquel Dr. #101, Aptos, CA. 95003 * 831-684-1035 * Fax 684-1062  brian@nicholsonco.com

February 19, 2014

To Whom It May Concern:

We hereby consent to the use of our firm’s name in the (1-K/10-Q), filed or to be filed by Gladstone Land Corporation with the U.S. Securities and Exchange Commission. Additionally, we consent to the summary of, and reference to, our appraisal report on the property at W. Beach Rd., Watsonville, CA, dated August 8, 2012 in such filing. We consent to the reference to any updated appraisal information we provide on this property. We farther consent to the filing of this letter as an exhibit to the filing.

Sincerely,

Brian A. Nicholson, SRA
Certified General AG006742
Expiration date: January 25, 2015

9020 Soquel Dr. #101, Aptos, CA. 95003 * 831-684-1035 * Fax 684-1062  brian@nicholsonco.com

January 27, 2014

To Whom It May Concern:

We hereby consent to the use of our firm’s name in the (1-K/10-Q), filed or to be filed by Gladstone Land Corporation with the U.S. Securities and Exchange Commission. Additionally, we consent to the summary of, and reference to, or appraisal report on the property at 252 San Andreas Road, Watsonville, CA dated as January 6, 2014 in such filing. We consent to the reference to any updated appraisal information we provide on this property. We further consent to the filing of this letter as an exhibit to the filing.

Sincerely,

Brian A. Nicholson, SRA
Certified General AG006742
Expiration date: January 25, 2015

9020 Soquel Dr. #101, Aptos, CA. 95003 * 831-684-1035 * Fax 684-1062  brian@nicholsonco.com

February 10, 2014

To Whom It May Concern:

We hereby consent to the use of our firm’s name in the (1-K/10-Q), filed or to be filed by Gladstone Land Corporation with the U.S. Securities and Exchange Commission. Additionally, we consent to the summary of, and reference to, our appraisal report on the property at 0 West Beach Road, Watsonville, CA dated as January 6, 2014 in such filing. We consent to the reference to any updated appraisal information we provide on this property. We further consent to the filing of this letter as an exhibit to the filing.

Sincerely,

Brian A. Nicholson, SRA
Certified General AG006742
Expiration date: January 25, 2015

9020 Soquel Dr. #101, Aptos, CA. 95003 * 831-684-1035 * Fax 684-1062  brian@nicholsonco.com

February 19, 2014

To Whom It May Concern:

We hereby consent to the use of our firm’s name in the (1-K/10-Q), filed or to be filed by Gladstone Land Corporation with the U.S. Securities and Exchange Commission. Additionally, we consent to the summary of, and reference to, our appraisal report on the property at 75 Dalton Lane, Watsonville, CA, dated July 2, 2013 in such filing. We consent to the reference to any updated appraisal information we provide on this property. We further consent to the filing of this letter as an exhibit to the filing.

Sincerely,

Brian A. Nicholson, SRA
Certified General AG006742
Expiration date: January 25, 2015

9020 Soquel Dr. #101, Aptos, CA. 95003 * 831-684-1035 * Fax 684-1062  brian@nicholsonco.com